Exhibit 99
CONTRACT OF SALE
THIS AGREEMENT is made and entered into this 6th day of October 2006, by and between Captec Franchise Capital Partners LP III hereinafter referred to as “Seller”, and Vinh Luong, and/or related assignee, hereinafter referred to as “Buyer”.
WITNESSETH:
Seller hereby agrees to sell to Buyer and Buyer agrees to purchase from Seller the following described real estate as set forth on Exhibit “A” to this Agreement (“Real Estate”), in fee simple, together with all improvements thereon, and fixtures of Seller, which real estate is commonly known as 3610 W. Owen K Garriott Road, Enid, Garfield County, Oklahoma (the Hollywood Video absolute NNN leased property).
Subject, however, to all covenants, conditions, restrictions, easements, party wall agreements and community contracts of record, if any, including governmental restrictions and zoning laws.
The purchase price (“Purchase Price”) is One Million, One Hundred Fifty-Two Thousand Dollars ($1,152,000). Buyer agrees to pay as follows: Twenty-Six Thousand Dollars ($26,000) (the “Initial Deposit”) at the signing of this Agreement. Buyer further agrees to pay an additional Twenty-Four Thousand Dollars ($24,000) (together with the Initial Deposit shall be the “Deposit”) at the expiration of the inspection period. The Deposit shall become non-refundable and transferred to Seller at closing. The Deposit shall be deposited with the national office of First American/Midland Title, 401 Adams Street, Toledo, Ohio 43604, Attention Kellie Traver, ktraver@firstam.com, 419-531-1192 or 800-325-6446 (the “Title Company”) as part of the consideration of the sale, with the balance of the Purchase Price to be paid in cash on delivery of a warranty deed, in the form attached as Exhibit “B” (“Deed”).
The offer to sell and Buyer’s obligation to purchase the Real Estate, is conditioned upon Buyer’s inspection of the Real Estate and review or waiver of the items below within Ten (10) business days of the effective date or date of receipt, whichever is later:
a.	Preliminary title report and all recorded documentation outlined therein.

b.	Lease including amendments.

c.	Existing Environmental Reports, if any, in Seller’s possession.

d.	Copies of last six (6) months rent payments (Checks or EFT Confirmation)

e.	Existing As built survey, if any, in Seller’s possession.
Prior to closing Seller shall provide Buyer with the following:
a.	Current dated estopple letter from Tenant, in the form attached as Exhibit “C”
Prior to closing Seller shall provide to the Title Company the following:
a.	Counterpart original of an Assignment of the lease to Buyer in the form attached as Exhibit “D” (“Assignment of Lease”).

b.	Originally executed Deed

Brokers shall order a commitment for title insurance covering the Real Estate with instructions that such commitment be delivered to Buyer or Buyer’s authorized agent and to Seller or Seller’s authorized agent. Upon delivery of such commitment, and approval by Buyer, Seller shall forthwith deliver to the Title Company, for its approval and recording, the Deed from Seller to Buyer, free and clear of all liens and encumbrances whatsoever, except as herein provided. Buyer shall then and there pay to the Title Company, for the account of Seller, the balance of the Purchase Price.
Escrow fees, if any, shall be equally divided between Seller and Buyer. Seller shall be charged with expenses for the release of any mortgages of record, transfer and sales taxes, title insurance charges, but excluding endorsement premiums or any charges for extended coverage endorsements and Seller’s attorney’s fees. Buyer shall be charged with expenses for recording deed(s) of conveyance, fees for the filing of any deed or mortgages, and Buyer’s attorney’s fees. All other costs shall be charged according to the custom of the area.
When the Title Company shall be ready to deliver its proforma title insurance policy to Buyer, this Agreement shall be deemed to be consummated and Seller shall at such time be entitled to receive all monies held by the Title Company for delivery to Seller. Buyer shall at such time be entitled to receive the Title Company’s insurance policy.
In the event the Title Company shall decline to issue its title insurance policy, this Agreement shall be null and void and the Deposit shall be returned to Buyer.
All risk of loss or damage to the Property prior to Closing, including, without limitation, loss by reason of eminent domain or condemnation proceedings or by reason of fire, windstorm, or other casualty, shall rest with Seller. If, prior to the Closing, the Property is subject to eminent domain or condemnation proceedings or is damaged as a result of fire or other casualty, Seller shall give Buyer written notice thereof and Buyer shall have the option, exercisable by written notice to Seller within ten (10) days after the date of Seller’s notice, to either:
          (a) Accept Title. Accept title to the Property without any reduction of the Purchase Price, in which event, at the Closing and subject to the rights of Tenant, Seller shall assign to Buyer any eminent domain or condemnation award or insurance proceeds payable to Seller or its successors or assigns by reason of such eminent domain or condemnation proceeding or damage or casualty, and pay over to Buyer any monies theretofore received by Seller in connection with such eminent domain or condemnation proceeding or fire or other casualty; or
          (b) Terminate. Terminate this Agreement, in which event neither Seller nor Buyer shall have any further obligations under this Agreement and the Buyer shall receive the prompt return of the Deposit.
In the event Buyer shall fail to exercise either such option within such ten (10) day period, Buyer shall be deemed to have elected the option set forth in section (a) above.

If there has been performance of this Agreement on the part of the Seller, and Buyer fails to comply herewith, within Five (5) days after receipt of written notice from Seller, then this Agreement may or may not be operative thereafter, at the option of Seller, and in the event Seller shall declare this Agreement inoperative, then this Agreement shall be deemed null and void, and the Deposit shall be paid to Seller as liquidated damages and not as a penalty. If Seller defaults in the terms and conditions of this Agreement or is unable to otherwise convey good and marketable title the Deposit shall be returned to Buyer, and the Buyer may choose to enforce SPECIFIC PERFORMANCE which is hereby granted to Buyer by Seller; provided, further, in the event Buyer elects to specifically enforce this Agreement, it must institute such action within thirty (30) days following Seller’s default, failing which, Buyer shall be deemed to have waived the right to pursue specific performance.
If two fully executed counterpart copies of this Agreement and the Deposit are not delivered to the Title Company on or before October 9, 2006, this Agreement shall become null and void and of no further force and effect.
The closing date shall be on November 1, 2006, unless the date is extended by mutual agreement of the parties. Time is of the essence. Buyer and Seller shall each have the option of extending closing by fifteen (15) days.
A broker fee in the amount of Fifty Seven Thousand Six Hundred Dollars ($57,600) or 5% of Purchase Price shall be paid by Seller and Split 50/50 between Joe Meisels (Buyer’s Broker), and Rod Pickney of Stan Johnson Company, Seller’s Broker. Said Broker fees are the express obligation of Seller and shall be paid by escrow/title holder from Seller’s proceeds. Buyer is hereby saved harmless by Seller from any liability pertaining to this payment.
Buyer acknowledges that the Lease obligates the Tenant to pay the taxes. Accordingly, the parties shall not prorate taxes between Buyer and Seller, it being acknowledged that Tenant shall be responsible for same. In no event shall Seller be responsible for the payment of any real estate taxes and/or assessments applicable during its period of ownership in the event the Tenant has defaulted in the prompt payment of same.
Rent actually paid for the month in which the Closing occurs shall be prorated between Seller and Buyer as of the close of business on the date of Closing, with Buyer receiving a credit for amounts attributable to time periods following such date. To the extent either party hereto receives rent after Closing to which the other has a claim, such party shall remit same to the party entitled thereto within ten (10) days of receipt.
Seller shall cooperate with Buyer in the event of Buyer’s tax deferred exchange, provided Seller shall incur no additional expense. Likewise, Buyer shall cooperate with Seller in the event of Seller’s tax deferred exchange, provided Buyer shall incur no additional expense.

The property is being sold “AS IS, WHERE IS, & WITH ALL FAULTS” and the Buyer has, or will have, prior to the expiration of the inspection period, inspected the property and determined that the property is in an acceptable condition and is suitable for Buyer’s purpose.
The effective date of this Agreement (the “Effective Date”) shall be the date upon which the latter of the parties to this Agreement shall have executed the same.
IN WITNESS WHEREOF, the parties have hereunto executed this Agreement on the day and year indicated beneath their respective signatures.

SELLER:	BUYER:

CAPTEC FRANCHISE CAPITAL
PARTNERS L.P. III

By: GP 3 Asset Acquisition, LLC	By /s/ Vinh Luong
Its: General Partner

By: /s/ Daniel J. Kelly
Print Name: Daniel J. Kelly

Its: Vice President

Send Notices To:

Joanna Zabriskie
Vice President
24 Frank Lloyd Wright Drive
Lobby L, Fourth Floor, P.O. Box 544
Ann Arbor, Michigan 48106-0544
Telephone: (734) 994-5505
Facsimile: (734) 994-1376

Executed by Seller on:	Executed by Buyer on:

Date: October 6, 2006	Date: October 5, 2006

Exhibit A
LEGAL DESCRIPTION
A TRACT OF LAND SITUATED IN THE SOUTHWEST QUARTER (SW/4) OF SECTION ELEVEN (11), TOWNSHIP TWENTY-TWO (22) NORTH, RANGE SEVEN (7) WEST OF THE INDIAN MERIDIAN, GARFIELD COUNTY, OKLAHOMA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SAID SW/4;
THENCE S. 89 DEGREES 46’04” E. ALONG THE SOUTH LINE OF SAID SW/4 A DISTANCE OF 900.5 FEET;
THENCE N. 0 DEGREES 08’34” W. PARALLEL TO THE WEST LINE OF SAID SW/4 A DISTANCE OF 65.0 FEET TO A POINT ON THE PRESENT NORTH RIGHT-OF-WAY LINE OF OWEN K. GARRIOTT ROAD, IN ENID, OKLAHOMA, SAID POINT ALSO BEING ON THE EAST RIGHT-OF-WAY LINE OF COMMERCE STREET IN ENID, OKLAHOMA;
THENCE S. 89 DEGREES 46’ 04” E. ALONG SAID NORTH RIGHT-OF-WAY LINE OF OWEN K. GARRIOTT ROAD, SAME BEING PARALLEL TO AND 65.0 FEET NORTH OF THE SOUTH LINE OF SAID SW/4, A DISTANCE OF 57.70 FEET;
THENCE EASTERLY ALONG SAID NORTH RIGHT-OF-WAY LINE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 34,277.5 FEET, AN ARC LENGTH OF 358.70 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND;
THENCE N. 0 DEGREES 08’34” W. PARALLEL TO THE WEST LINE OF SAID SW/4 A DISTANCE OF 300.82 FEET;
THENCE N. 89 DEGREES 51’39” E. A DISTANCE OF 143.50 FEET;
THENCE S. 0 DEGREES 08’34” E. PARALLEL TO THE WEST LINE OF SAID SW/4 A DISTANCE OF 299.99 FEET TO A POINT ON THE NORTH RIGHT-OF-WAY LINE OF OWEN K. GARRIOTT ROAD;
THENCE WESTERLY ALONG SAID NORTH RIGHT-OF-WAY LINE, ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 34,277.5 FEET, AN ARC LENGTH OF 143.50 TO THE POINT OF BEGINNING;

Exhibit B
WHEN RECORDED RETURN TO:
WARRANTY DEED
THE STATE OF OKLAHOMA
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF GARFIELD
     THAT CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited liability company, whose address is 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544, hereinafter referred to as “Grantor” (whether one or more), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to Grantor in hand paid by Vinh Luong, and/or related assignee, whose address is                                                             , hereinafter referred to as “Grantee” (whether one or more), the receipt and sufficiency of which is hereby acknowledged and confessed; has GRANTED, BARGAINED, SOLD AND CONVEYED, and by these presents does GRANT, BARGIN, SELL AND CONVEY, unto said Grantee, the following described real property, to-wit:
See legal description attached hereto as Exhibit “A”
          TO HAVE AND TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anywise belonging, and warrant the title to the same unto said Grantee, its successors and assigns forever, free, clear and discharged of and from all former grants, charges, taxes, judgments, mortgages and other liens and encumbrances of whatsoever nature, except those matters set forth on Exhibit “B” attached hereto and made a part hereof.
          TAXES for the current year have been prorated to the date hereof and payment thereof is expressly assumed by Grantee herein.

     WITNESS the hand of Grantor as of the                      day of                                          2006.

CAPTEC FRANCHISE CAPITAL
PARTNERS L.P. III

By:	GP 3 Asset Acquisition, LLC
Its:	General Partner

By:

Its:

STATE OF MICHIGAN	)
)ss.
COUNTY OF WASHTENAW )
The foregoing instrument was acknowledged before me this                      day of                                         , 2006, by Daniel J. Kelly, who is personally known to me, as Vice President of GP3 Asset Acquisition, LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

Name:

State of Michigan, County of Washtenaw
My Commission Expires:
Acting in the County of Washtenaw

Exhibit “A to Deed”
LEGAL DESCRIPTION
A TRACT OF LAND SITUATED IN THE SOUTHWEST QUARTER (SW/4) OF SECTION ELEVEN (11), TOWNSHIP TWENTY-TWO (22) NORTH, RANGE SEVEN (7) WEST OF THE INDIAN MERIDIAN, GARFIELD COUNTY, OKLAHOMA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SAID SW/4;
THENCE S. 89 DEGREES 46’04” E. ALONG THE SOUTH LINE OF SAID SW/4 A DISTANCE OF 900.5 FEET;
THENCE N. 0 DEGREES 08’34” W. PARALLEL TO THE WEST LINE OF SAID SW/4 A DISTANCE OF 65.0 FEET TO A POINT ON THE PRESENT NORTH RIGHT-OF-WAY LINE OF OWEN K. GARRIOTT ROAD, IN ENID, OKLAHOMA, SAID POINT ALSO BEING ON THE EAST RIGHT-OF-WAY LINE OF COMMERCE STREET IN ENID, OKLAHOMA;
THENCE S. 89 DEGREES 46’ 04” E. ALONG SAID NORTH RIGHT-OF-WAY LINE OF OWEN K. GARRIOTT ROAD, SAME BEING PARALLEL TO AND 65.0 FEET NORTH OF THE SOUTH LINE OF SAID SW/4, A DISTANCE OF 57.70 FEET;
THENCE EASTERLY ALONG SAID NORTH RIGHT-OF-WAY LINE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 34,277.5 FEET, AN ARC LENGTH OF 358.70 FEET TO THE TRUE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND;
THENCE N. 0 DEGREES 08’34” W. PARALLEL TO THE WEST LINE OF SAID SW/4 A DISTANCE OF 300.82 FEET;
THENCE N. 89 DEGREES 51’39” E. A DISTANCE OF 143.50 FEET;
THENCE S. 0 DEGREES 08’34” E. PARALLEL TO THE WEST LINE OF SAID SW/4 A DISTANCE OF 299.99 FEET TO A POINT ON THE NORTH RIGHT-OF-WAY LINE OF OWEN K. GARRIOTT ROAD;
THENCE WESTERLY ALONG SAID NORTH RIGHT-OF-WAY LINE, ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 34,277.5 FEET, AN ARC LENGTH OF 143.50 TO THE POINT OF BEGINNING;

Exhibit “B to Deed”

Exhibit C
Estoppel Certificate
Hollywood Entertainment Corporation, an Oregon corporation (“Tenant”) makes the following representations concerning that certain Lease dated January 15, 1996 (the “Lease”) by and between Tenant and Captec Franchise Capital Partners LP III, or its successor and/or assigns, successor in interest to Captec Net Lease Realty, Inc., successor, successor in interest to Terry S. Ward and wife, Darlene J. Ward, successor in interest to Caltex Entertainment, Ltd., a Texas limited partnership (“Landlord”) for the property commonly known as 3610 West Garriott Road, Enid, Oklahoma (the “Premises”). Tenant hereby certifies the following as of the date of this Estoppel:
1.	The undersigned corporation is Tenant of the Lease and the Lease is in full force and effect.

2.	The Lease attached hereto as Exhibit “B” constitutes the entire agreement between Landlord and Tenant as set forth in the Lease, and the Lease has not been amended, modified or recorded except as specifically noted on the attached Exhibit “A.”

3.	As of the date of this Estoppel, Tenant has no existing defenses, setoffs, or counterclaims to the payment of rent or all other amounts due from Tenant to Landlord under the Lease.

4.	The Commencement Date of the Lease is May 10, 1996; the Minimum Rent Commencement Date is May 10, 1996; and the Expiration Date is May 31, 2011. Tenant has two (2) options of five (5) years each to extend the term of the Lease at the rental set forth in the Lease.

5.	The current monthly Minimum Rent is $17.64 per square foot per year pursuant to Section 3(a) of the Lease. Accordingly the current monthly rent payment is $11,025.00. Taxes are paid yearly upon receipt of tax bill. Minimum Rent has been paid through October 31, 2006. Except as expressly provided for in the Lease, Tenant has not prepaid rent more than thirty (30) days in advance.

6.	Tenant is open and operating and in full and complete possession of the Premises. All work required of the Landlord under the Lease has been completed except as specifically noted on the attached Exhibit “A.”

7.	Tenant has not filed and is not the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

8.	To the best of Tenant’s knowledge, no party is in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default under the Lease except as specifically noted on the attached Exhibit “A.”

9.	Tenant reserves the right to audit the Additional Rent pursuant to Section 6 (c) of the Lease

10.	No statement within this Estoppel Certificate and its exhibits is intended to and shall not operate as a bar to any claim under the Lease for construction defects with respect to the Premises of which Tenant has no actual knowledge as of the date hereof.

11.	Nothing contained herein shall be construed to modify or change any of the terms and provisions of the Lease.

TENANT:
HOLLYWOOD ENTERTAINMENT CORPORATION, an Oregon corporation
By:

Donald J. Ekman
Its: General Counsel, Secretary

Dated:

Exhibit A to Estoppel
Modifications to the Estoppel Certificate by Paragraph Number:
1.	None

2.	Assignment of Lease between Caltex Entertainment, Ltd. And Terry S. Ward, fully executed February 12, 1996

Letter Agreement dated April 10, 1996

Commencement date endorsement fully executed June 7, 1996

Memorandum of Lease recorded Garfield County on June 17, 1996

Assignment of Lease between Terry S. Ward and wife, Darlene J. Ward and Captec Net Lease Realty, Inc., fully executed July 31, 1996;

Assignment of Lease between Captec Net Lease Realty, Inc., and Captec Franchise Capital Partners, LP III dated July 31, 1996;

3.	None

4.	None

5.	Pursuant to Section 40 (c) of the Lease any successor of Landlord shall be responsible for compliance with all terms and provisions of the Lease. Tenant reserves the right to credits that may be due as a result of any overpayment of estimated monthly impounds.

6.	None

7.	None

8.	None

Exhibit D
ASSIGNMENT OF LEASE
     THIS ASSIGNMENT OF LEASE (“Assignment”) is made as of                     , 2006, by and between CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III, a Delaware limited partnership, whose address is 24 Frank Lloyd Wright Drive, Lobby L, Fourth Floor, P.O. Box 544, Ann Arbor, Michigan 48106-0544 (“Assignor”), and Vinh Luong, and/or related assignee, whose address is                                          (“Assignee”).
RECITALS:
     Assignor’s predecessor-in-interest leased to the predecessor-in-interest of HOLLYWOOD ENTERTAINMENT CORPORATION, an Oregon corporation (“Tenant”), the Premises (as defined in the Lease described below), located at 3610 W. Garriott Road, Enid, OK 73703-4911 (“Premises”), pursuant to a Lease dated as of January 15, 1996, as amended, a true and complete copy of which is attached as Exhibit 1 (“Lease”).
     In connection with, and in consideration of, the acquisition of the Premises by the Assignee, Assignor has agreed to assign, transfer and convey to Assignee all of Assignor’s right, title and interest in and to the Lease.
     Assignee agrees to accept the assignment of the Lease described above and Assignee further agrees to perform all of the Assignor’s obligations under or relating to the arising from and after the date of this Assignment.
     In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:
     1. Assignment and Assumption. Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in, to and under the Lease, and Assignee assumes all of Assignor’s duties and obligations under the Lease and agrees to perform and to be bound by all of the terms and provisions of the Lease in the place and stead of Assignor arising from and after the date of this Assignment. Assignee further agrees to indemnify and hold harmless Assignor from and against all claims, awards, liabilities or damages resulting from the acts and/or omissions of Assignee from and after the date of this Assignment. Assignor agrees to indemnify and hold harmless Assignee and its successors and assigns from and against all claims, awards, liabilities or damages resulting from the acts and/or omissions of Assignor prior to the date of this Assignment.
     2. Representation. To Assignor’s knowledge, the Lease is in full force and effect and has not been modified, amended or restated (except as identified in Exhibit 1 attached hereto).

     3. Miscellaneous. This Assignment shall bind and inure to the benefit of the parties hereto, their successors and assigns. This Assignment shall be governed by and construed in accordance with the laws of the state where the Premises is located, without giving effect to principles of conflicts of law. This Assignment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
     This Assignment has been executed as of the day and year noted above.
WITNESSES:

CAPTEC FRANCHISE CAPITAL
PARTNERS L.P. III

	By:	GP3 Asset Acquisition, LLC
	Its:	General Partner

By:

Print Name:	Print Name:

Its:

Print Name:

By:

Print Name:	Print Name: Vinh Luong,

Print Name:

STATE OF MICHIGAN	)
)ss.
COUNTY OF WASHTENAW )
The foregoing instrument was acknowledged before me this                      day of                                         , 2006, by                                                             , who is personally known to me, as Vice President of GP3 Asset Acquisition LLC, a Michigan limited liability company and the general partner of Captec Franchise Capital Partners L.P. III, a Delaware limited partnership, on behalf of the limited partnership.

Name:

State of Michigan, County of Washtenaw
My Commission Expires:
Acting in the County of Washtenaw

STATE OF	)
)ss.
COUNTY OF	)
     The foregoing instrument was acknowledged before me this day of , 2006, by Vinh Luong.

Notary Public
County,
My Commission Expires:
[Notary’s Seal]

Prepared by and recorded
at the request of:

When recorded return to:

EXHIBIT 1
TO
ASSIGNMENT OF LEASE